EXHIBIT 10.34

SECOND AMENDMENT TO CREDIT AGREEMENT
THIS SECOND AMENDMENT TO CREDIT AGREEMENT (the “Amendment”), dated as of December 10, 2019, is made by and among EPAM SYSTEMS, INC. (the “Borrower”), the Guarantors party hereto, the Lenders party hereto, and PNC BANK, NATIONAL ASSOCIATION, as Administrative Agent (hereinafter referred to in such capacity as the “Agent”).
W I T N E S S E T H:
WHEREAS, the Borrower and Guarantors are parties to that certain $300,000,000 Credit Agreement, dated as of May 24, 2017, by and among the Borrower, the Guarantors, the Lenders party thereto and the Agent (as amended, restated or otherwise modified in accordance with its terms, the “Credit Agreement”);
WHEREAS, the Borrower has requested certain amendments and modifications to the terms of the Credit Agreement, as more fully set forth herein; and
WHEREAS, the Agent and Lenders party hereto are willing to so amend the Credit Agreement, on the terms and conditions hereinafter provided.
NOW, THEREFORE, the parties hereto, in consideration of their mutual covenants and agreements hereinafter set forth and intending to be legally bound hereby, covenant and agree as follows:
1.Definitions. Capitalized terms used herein unless otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement as amended by this Amendment. Amendments to Credit Agreement. Section 1.1 [Certain Definitions] of the Credit Agreement is hereby amended by adding the following new definition thereto in the appropriate alphabetical order:
“LIBOR Termination Date has the meaning specified in Section 3.6 [Successor LIBOR Rate Index].”
2.2The reference in clause (xiii) of Section 7.2.4 [Loans and Investments] of the Credit Agreement to “$20,000,000 outstanding at any time” is hereby deleted and replaced with reference to “$100,000,000 outstanding at any time (provided that the amount of any single investment pursuant to this clause (xiii) shall not exceed $25,000,000 outstanding at any time).”
2.3A new Section 3.6 is hereby added to the Credit Agreement to read as follows:
“3.6    Successor LIBOR Rate Index.
(i)If the Administrative Agent determines (which determination shall be final and conclusive, absent manifest error) that either (a) (i) the circumstances set forth in Section 3.4 [Rates Unascertainable, Etc.] have arisen and are unlikely to be temporary, or (ii) the circumstances set forth in Section 3.4 [Rates Unascertainable, Etc.] have not arisen but the applicable supervisor or administrator (if any) of the LIBOR Rate or an Official Body having jurisdiction over the Administrative Agent has made a public statement identifying the specific date after which the LIBOR Rate shall no longer be used for determining interest rates for loans (either such date, a “LIBOR Termination Date”), or (b) a rate other than the LIBOR Rate has become a widely recognized benchmark rate for newly originated loans in Dollars in the U.S. market, then the Administrative Agent may (in consultation with the Borrower) choose a replacement index for the LIBOR Rate and make adjustments to applicable margins and related amendments to this Agreement as referred to below such that, to the extent practicable, the all-in interest rate based on the replacement index will be substantially equivalent to the all-in LIBOR Rate-based interest rate in effect prior to its replacement.
(ii)The Administrative Agent and the Loan Parties shall enter into an amendment to this Agreement to reflect the replacement index, the adjusted margins and such other related amendments as may be appropriate, in the discretion of the Administrative Agent, for the implementation and administration of the replacement index-based rate. Notwithstanding anything to the contrary in this Agreement or the other Loan Documents (including, without limitation, Section 10.1 [Modifications, Amendments or Waivers]), such amendment shall become effective without any further action or consent of any other party to this Agreement at 5:00 p.m. on the tenth (10th) Business Day after the date a draft of the amendment is provided to the Lenders, unless the Administrative Agent receives, on or before such tenth (10th) Business Day, a written notice from the Required Lenders stating that such Lenders object to such amendment.
(iii)Selection of the replacement index, adjustments to the applicable margins, and amendments to this Agreement (a) will be determined with due consideration to the then-current market practices for determining and implementing a rate of interest for newly originated loans in the United States and loans converted from a LIBOR Rate-based rate to a replacement index-based rate, and (b) may also reflect adjustments to account for (i) the effects of the transition from the LIBOR Rate to the replacement index and (ii) yield- or risk-based differences between the LIBOR Rate and the replacement index.
(iv)Until an amendment reflecting a new replacement index in accordance with this Section 3.6 is effective, each advance, conversion and renewal of a Loan under the LIBOR Rate Option will continue to bear interest with reference to the LIBOR Rate; provided however, that if the Administrative Agent determines (which determination shall be final and conclusive, absent manifest error) that a LIBOR Termination Date has occurred, then following the LIBOR Termination Date, all Loans as to which the LIBOR Rate Option would otherwise apply shall automatically be converted to the Base Rate Option until such time as an amendment reflecting a replacement index and related matters as described above is implemented.
(v)Notwithstanding anything to the contrary contained herein, if at any time the replacement index is less than zero, at such times, such index shall be deemed to be zero for purposes of this Agreement.”

3.Conditions of Effectiveness. The effectiveness of the amendments to the Credit Agreement set forth in Section 2 of this Amendment are expressly conditioned upon satisfaction of the following conditions precedent:
(a)Agent shall have received (i) a counterpart of this Amendment, executed and delivered by a duly authorized officer of each Loan Party and (ii) signature pages to this Amendment, executed and delivered by Lenders constituting the Required Lenders; and
(b)Both before and after giving effect to this Amendment, the representations and warranties of the Borrower and the other Loan Parties contained in Section 5 of the Credit Agreement and in each of the other Loan Documents shall be true and accurate in all material respects (except that those representations and warranties already referencing materiality shall be true and accurate) as of the date hereof with the same effect as though such representations and warranties had been made on and as of such date (except representations and warranties which relate solely to an earlier date or time, which representations and warranties shall be true and correct on and as of the specific dates or times referred to therein), and the Loan Parties shall have performed and complied with all covenants and conditions hereof, and no Event of Default or Potential Default under the Credit Agreement and the other Loan Documents shall have occurred and be continuing or shall exist.
4.Miscellaneous.
(a)Force and Effect; Reaffirmation. Any reference to the Credit Agreement in any Loan Document or any other document, instrument, or agreement shall hereafter mean and include the Credit Agreement as amended hereby, and this Amendment shall be considered a Loan Document. The Credit Agreement (as amended hereby) and each of the other Loan Documents are hereby ratified and confirmed and are in full force and effect, and the Borrower and Guarantors hereby reaffirm all of their obligations under the Credit Agreement (as amended hereby) and other Loan Documents to which they are party.
(b)Counterparts. This Amendment may be signed in any number of counterpart copies and by the parties to this Amendment on separate counterparts, but all such copies shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by facsimile transmission shall be effective as delivery of a manually executed counterpart. Upon written request by the other party (which may be made by electronic mail), any party so executing this Amendment by facsimile transmission shall promptly deliver a manually executed counterpart, provided that any failure to do so shall not affect the validity of the counterpart executed by facsimile transmission.
(c)Governing Law. This Amendment shall, pursuant to New York General Obligations Law Section 5-1401, for all purposes be governed by and construed and enforced in accordance with the laws of the State of New York.
(d)Counterparts. This Amendment may be signed in any number of counterparts each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.
(e)Payment of Fees and Expenses. The Loan Parties unconditionally agree to pay and reimburse the Agent and save the Agent harmless against liability for the payment of all costs and expenses of the Agent including, without limitation, the reasonable fees and expenses of counsel incurred by the Agent in connection with the development, preparation, execution, administration, interpretation or performance of this Amendment, and all other documents or instruments to be delivered in connection herewith.

[Signatures begin on following page]

IN WITNESS WHEREOF, and intending to be legally bound hereby, the parties hereto have executed this Amendment as of the date first above written.

BORROWER:

EPAM SYSTEMS, INC.

By:____________________________________________
Name:__________________________________________
Title:___________________________________________

GUARANTORS:
VESTED DEVELOPMENT, INC.

By:____________________________________________
Name:__________________________________________
Title:___________________________________________

EPAM SYSTEMS, LLC

By:____________________________________________
Name:__________________________________________
Title:___________________________________________

NAVIGATION ARTS, LLC

By:____________________________________________
Name:__________________________________________
Title:___________________________________________

NAVIGATIONARTS, INC.

By:____________________________________________
Name:__________________________________________
Title:___________________________________________

ALLIANCE GLOBAL SERVICES, LLC

By:____________________________________________
Name:__________________________________________
Title:___________________________________________

ALLIANCE GLOBAL SERVICES, INC.

By:____________________________________________
Name:__________________________________________
Title:___________________________________________

ALLIANCE CONSULTING GLOBAL HOLDINGS, INC.

By:____________________________________________
Name:__________________________________________
Title:___________________________________________

PNC BANK, NATIONAL ASSOCIATION, as a Lender and as Administrative Agent
By:____________________________________________
Name:__________________________________________
Title:___________________________________________

CITIBANK, N.A., as a Lender
By:____________________________________________
Name:__________________________________________
Title:___________________________________________

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender
By:____________________________________________
Name:__________________________________________
Title:___________________________________________

FIFTH THIRD BANK, as a Lender
By:____________________________________________
Name:__________________________________________
Title:___________________________________________

SANTANDER BANK, N.A., as a Lender
By:____________________________________________
Name:__________________________________________
Title:___________________________________________